Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Bobby Nijjar, President, Chief Executive Officer, Secretary, Treasurer and Principal Financial Officer of Dakota Gold Corp. (the “Company”), certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Quarterly Report on Form 10-Q of the Company for the quarter ended January 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and  results  of operations of the Company.

Date: March 14, 2012

/s/ Bobby Nijjar
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Bobby Nijjar
President, Chief Executive Officer, Secretary, and Treasurer
(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)